LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Seeking capital appreciation through the use of aggressive investment techniques

KEMPER AGGRESSIVE
GROWTH FUND

   "We responded (to the negative environment) in two ways: we maintained a high level of cash, and we relied on our 'bottom-up' investment philosophy."

                                                             [KEMPER FUNDS LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                              9
                                                                  TERMS TO KNOW

                                                                             10
                                                               INDUSTRY SECTORS

                                                                             11
                                                               LARGEST HOLDINGS

                                                                             12
                                                       PORTFOLIO OF INVESTMENTS

                                                                             15
                                                           FINANCIAL STATEMENTS

                                                                             18
                                                           FINANCIAL HIGHLIGHTS

                                                                             20
                                                  NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER AGGRESSIVE GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
KEMPER AGGRESSIVE GROWTH FUND CLASS A                                   FUND CLASS B                       FUND CLASS C
-------------------------------------                             ------------------------           ------------------------
-35.07                                                                     -35.39                             -35.44

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH THE FUND, INCLUDING OPERATION AS A NONDIVERSIFIED FUND, WHICH ALLOWS MORE ASSETS TO BE INVESTED IN FEWER ISSUERS AND THE FLEXIBILITY TO CONCENTRATE IN VARIOUS INVESTMENT SECTORS, AS WELL AS THE ABILITY TO INVEST SIGNIFICANT ASSETS IN SMALLER COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER, MORE ESTABLISHED COMPANIES. THERE IS NO ASSURANCE THAT THE FUND'S MANAGEMENT STYLE WILL BE SUCCESSFUL OR THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS A                         $14.71    $22.88
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS B                         $14.16    $22.14
 .........................................................
    KEMPER AGGRESSIVE GROWTH FUND
    CLASS C                         $14.13    $22.11
 .........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER AGGRESSIVE
                           GROWTH FUND IN THE MID-CAP GROWTH CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

                             THE SIX-MONTH PERIOD ENDED MARCH 31, 2001, WAS MARKED BY A POWERFUL DECLINE IN THE STOCK MARKET THAT BEGAN IN THE TECHNOLOGY SECTOR AND SPREAD TO OTHER SECTORS BY THE END OF MARCH. BELOW, LEAD PORTFOLIO MANAGER SEWALL HODGES DISCUSSES THE REASONS BEHIND THE MARKET'S DECLINE AND HOW THE PORTFOLIO WAS POSITIONED TO RESPOND.

Q     DURING THE FIRST SIX MONTHS OF KEMPER AGGRESSIVE GROWTH FUND'S FISCAL
YEAR, THE STANDARD & POOR'S 500 STOCK INDEX TUMBLED 18.75 PERCENT AND THE NASDAQ COMPOSITE LOST HALF ITS VALUE. WHAT CAUSED THIS INTENSE SELL-OFF?

A     When you have such a dramatic action in the stock market, there are typically several factors at work. In this case, it was a combination of high valuations and a slowing economy. Going into the fiscal year, the so-called dot-com area of the stock market, populated by Internet-based companies that had no earnings or solid franchises, had already corrected harshly from the exorbitant valuations we saw a year ago. Despite this, many fast-growing, well-run companies in other technology-oriented areas -- telecommunications, biotechnology and software among them -- still possessed relatively high valuations predicated on their ability to grow earnings in a strong economy.

  However, in the last quarter of 2000 and the first quarter of 2001, the economy showed signs of slowing dramatically, which undercut the earnings expectations for these high-growth companies. With each batch of data showing the pace of economic growth ebbing, the stocks of these companies would plummet. The Federal Reserve added fuel to the fire with three 50-basis-point interest-rate cuts during the first quarter of 2001, which indicated to investors that the Fed believed the economy was slowing at a rate that warranted aggressive action.

  The momentum of the sell-off was surprising. For both the Standard & Poor's 500 stock index and the Nasdaq Composite, a third of the declines they experienced during the six-month period occurred in March.

  During the first quarter of 2001, a pattern developed in which companies would "preannounce" earnings disappointments and the stocks would come under pressure. While this pattern started in the technology area, it later spread to other high-growth sectors. By March, investors began to anticipate negative earnings reports, and the result was that stock prices of high-growth companies declined substantially even if the companies didn't preannounce.

  All in all, it was a very difficult environment for growth investors and for the portfolio, as evidenced by the fund's 35.07 percent decline (Class A Shares unadjusted for sales charges) for the six-month period.

Q     HOW DID YOU RESPOND TO SUCH A NEGATIVE ENVIRONMENT?

A     We responded in two ways: we maintained a high level of cash, and we relied on our "bottom-up" investment philosophy.

  Because many high-growth stocks were, in our opinion, too expensive in mid-2000, we entered the fiscal year with 30 percent of the portfolio in cash, based on net assets. We maintained a cash position between 20 and 30 percent throughout the period.

Q     HOW DID YOU RELY ON YOUR INVESTMENT PHILOSOPHY?

A     Our investment approach is "bottom-up," meaning we look for companies on an individual

[HODGES PHOTO]
LEAD PORTFOLIO MANAGER SEWALL HODGES IS A MANAGING DIRECTOR WITH ZURICH SCUDDER INVESTMENTS, INC. HODGES BRINGS MORE THAN 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. PORTFOLIO MANAGER JESUS CABRERA JOINS HODGES IN MANAGING KEMPER AGGRESSIVE GROWTH FUND. CABRERA HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE. ZURICH SCUDDER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS SUPPORTS THE TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

basis whose fundamentals are solid: sustainable growth rates, clean balance sheets, good products, capable management. We aren't limited by the size of companies in which we can invest, nor do we emphasize particular sectors. Occasionally we will have a large position in a sector relative to our benchmark, but if we do, it is because there are numerous companies in that sector that meet our fundamental requirements. We concentrate on our best ideas, the companies that are, based on our research, in the best position to succeed. Then we try to buy them at a price we think is attractive.

  Through most of the fiscal year, this philosophy served us well. Companies whose fundamentals were less sound began to sell off, while the portfolio continued to perform relatively well. Unfortunately, by March 2001, conditions had deteriorated to the point where even fundamentally sound companies were not immune to investor pessimism, and the portfolio succumbed to the market slide. Fully one-third of the decline the portfolio suffered occurred in March.

  It was a difficult experience because many of these companies had become significant positions in the portfolio, and they had not indicated a significant decline in earnings. Nevertheless, concerned investors sold them.

Q     WILL YOU PROVIDE SOME EXAMPLES?

A     Check Point Software, Time Warner and PeopleSoft were emblematic. Check
Point makes security software that helps companies sell and communicate securely online. Obviously, it's been a high growth area, and the stock did very well through 2000 and January 2001. It has not indicated that first-quarter earnings would disappoint, yet it declined substantially. The merger between AOL and Time Warner has progressed smoothly, and both companies are taking the analysts' estimates necessary to maximize their resources. But despite the fact that the company is broadly diversified and beat analysts' estimates, it too sold off in February and March. PeopleSoft, a leading manufacturer of human resource management software for midsize to large companies, has done an excellent job of changing over from mainframe-based software to Web-based software, a move that should save its customers significant amounts of money. Nevertheless, the stock declined substantially in March.

  In each case, these companies' earnings appeared solid, but their stocks became victims of a negative environment. All are substantial positions in the portfolio and will likely remain so. Our investment philosophy is also one of "buy and hold," and these companies fit our profile. Our research has shown that they are well run, offer viable products and are capable of sustaining double-digit growth. Unless those fundamentals change, we'll continue to hold them.

Q     YOU'RE NOT TEMPTED TO SELL SUCH COMPANIES IN A VOLATILE MARKET?

A     We would sell them if they met our price targets. Part of our research involves setting a maximum price at which we believe the company would be fully valued. For example, we might expect company X to gain 50 percent in two years. In volatile markets, when investors tend to buy at the same time and sell at the same time, company X might gain 50 percent in two weeks. In that type of scenario, we would sell even if we'd held the stock a short time, because we probably would have wrung most of the potential out of the stock and there would be no reason to hold it.

  Here are some examples of companies we owned during the period.

X Applied Materials, a semiconductor manufacturer, experienced a dismal fourth quarter 2000, and we bought it near the bottom. It came back in the first quarter of 2001, primarily because it is a solid company and its stock had already suffered.

X Disney, the media and entertainment giant, performed well during the downturn.

X Orion Power, an independent operator of non-nuclear power-generating facilities that benefited from the positive environment for energy companies.

  All these firms experienced rapid gains, and we sold each of these holdings into that strength.

Q     DID YOU HAVE SOME STOCKS THAT DID WELL DESPITE THE CONDITIONS?

A     Vishay Intertechnology, another technology stock that was punished at the end of 2000, rebounded in the first quarter of 2001. Applied Materials, mentioned above, came back as well. CEC Entertainment, which operates the successful chain of Chuck E. Cheese restaurants, has been an unspectacular but steady performer. Overall for the six-month period, motorcycle maker Harley-Davidson, one of the portfolio's largest holdings, held its value well.

PERFORMANCE UPDATE
TERMS TO KNOW

Q     WHAT'S YOUR OUTLOOK FOR GROWTH STOCKS FROM HERE?

A     We really think the worst is behind us at this point. Periods of extreme valuations, be they very high or very low, have historically been brief. It's important to remember that this is just a snapshot in time. When we witnessed the indiscriminate selling of solid companies during the first quarter of 2001, it indicated to us that investor optimism is at its nadir. Should we start to see even isolated incidences of good news, we believe growth stock prices will rebound strongly. The Federal Reserve's interest-rate cuts should help stimulate stronger economic growth that the market needs to regain its composure. Of course, it is impossible to predict when a rebound might occur. But as the market is a discounting mechanism, investors simply need to anticipate that a turnaround is ahead for stocks to rally.

  For our part, we plan to continue to apply our bottom-up investment approach consistently, to look for solid individual companies with good products, capable management and excellent growth prospects. No doubt we will suffer occasional setbacks such as those we experienced over the last three or four months. But we believe that, over the long term, our process can deliver attractive gains for our shareholders.

BUY-AND-HOLD An investment philosophy that emphasizes purchasing stocks at a relatively low price and holding them for an extended period until the market recognizes their value. Buy-and-hold contrasts with "momentum" investing and "day-trading," which focus on buying and selling stocks quickly in an effort to capitalize on short-term trends.

PREANNOUNCING The practice of publicly announcing estimated quarterly earnings before the earnings are formally reported. Typically, a company will preannounce if analysts' earnings estimates are significantly different from the earnings the company believes it will deliver. Preannouncements are often used to "soften the blow" if a company believes its earnings will be substantially less than what analysts expect.

VALUATION A measure of a stock's value, given its price. Investors use a number of ways to gauge valuation, the most prevalent being a stock's price-to-earnings ratio. Other measures include price-to-book and price-to-cash-flow. All valuation measures are intended to help investors determine whether a stock is expensive, fairly valued or undervalued based on the company's underlying assets and potential for growth.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2001, AND ON SEPTEMBER 30, 2000.
[BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH           KEMPER AGGRESSIVE GROWTH
                                                                      FUND ON 3/31/01                    FUND ON 9/30/00
                                                                  ------------------------           ------------------------
Technology                                                                  53.9                               67.4
Consumer nondurables                                                        11.2                               10.8
Energy                                                                      10.9                                3.2
Capital goods                                                                9.5                                1.6
Health care                                                                    8                                9.5
Communication services                                                       3.2                                4.7
Finance                                                                      2.5                                  0
Utilities                                                                    0.8                                  0
Basic materials                                                                0                                2.8

A COMPARISON WITH THE S&P 500 INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER AGGRESSIVE GROWTH FUND REPRESENTED ON MARCH 31, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE S&P 500 INDEX.
[BAR GRAPH]

                                                                  KEMPER AGGRESSIVE GROWTH        STANDARD & POOR'S 500 INDEX ON
                                                                      FUND ON 3/31/01                        3/31/01
                                                                  ------------------------        ------------------------------
Technology                                                                  53.9                               19.2
Consumer nondurables                                                        11.2                               21.3
Energy                                                                      10.9                                  7
Capital goods                                                                9.5                                8.9
Health care                                                                    8                               13.1
Communication services                                                       3.2                                  6
Finance                                                                      2.5                               17.2
Utilities                                                                    0.8                                  4
Basic materials                                                                0                                2.6
Transportation                                                                 0                                0.7

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

KEMPER AGGRESSIVE GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 22.8 percent of the fund's portfolio on March 31, 2001.

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
1.             SYMBOL TECHNOLOGIES           Manufacturer of bar code laser       3.2%
                                             scanners.
---------------------------------------------------------------------------------------
2.             HARLEY-DAVIDSON               Motorcycle manufacturer.             3.0%
---------------------------------------------------------------------------------------
3.             ANDRX                         Develops timed-release generic       2.7%
                                             versions of brand-name drugs.
---------------------------------------------------------------------------------------
4.             PEOPLESOFT                    Provider of integrated software      2.4%
                                             solutions for human resources
                                             departments of midsize to large
                                             companies.
---------------------------------------------------------------------------------------
5.             MICROSOFT                     Maker and licenser of the            2.3%
                                             Windows operating system, the
                                             dominant operating system for
                                             PCs, and a multitude of software
                                             applications for the Windows
                                             environment.
---------------------------------------------------------------------------------------
6.             VERITY                        Develops and sells software          2.1%
                                             tools designed to simplify the
                                             management and use of
                                             information.
---------------------------------------------------------------------------------------
7.             CHECK POINT SOFTWARE          Develops, markets and supports       1.9%
               TECHNOLOGIES                  security software solutions.
                                             These products aim to protect
                                             information from unauthorized
                                             access and from risks of
                                             unauthorized interception
                                             through public connections such
                                             as the Internet.
---------------------------------------------------------------------------------------
8.             FISERV                        A provider of financial data         1.8%
                                             processing systems and related
                                             information management products
                                             and services to the financial
                                             industry.
---------------------------------------------------------------------------------------
9.             STATE STREET                  A bank holding company offering      1.7%
                                             commercial banking, asset
                                             management and mutual fund
                                             custodial services.
---------------------------------------------------------------------------------------
10.            EOG RESOURCES                 An independent energy company        1.7%
                                             involved primarily in
                                             exploration and development of
                                             natural gas resources.
---------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND
Portfolio of Investments at 03/31/2001 (Unaudited)

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--12.5%                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------
                                           State Street Bank and Trust Company,
                                             5.23%, to be repurchased at $25,132,949 on
                                             04/02/2001** (Cost $25,122,000)              $25,122,000   $ 25,122,000
                                           -------------------------------------------------------------------------

    SHORT TERM NOTES--24.9%
--------------------------------------------------------------------------------------------------------------------
                                           Countrywide Home Loan Corp.,
                                             5.18%***, 4/02/2001                           10,000,000      9,998,561
                                           Enron Corp., 5.38%***, 04/02/2001               10,000,000      9,998,422
                                           Phillip Morris Co., 5.50%***, 04/02/2001        10,000,000      9,998,472
                                           Salomon Smith Barney Holdings Corp.,
                                             5.18%***, 04/02/2001                          10,000,000      9,998,561
                                           UBS Finance, Inc., 5.46%***, 04/02/2001         10,000,000      9,998,484
                                           -------------------------------------------------------------------------
                                           TOTAL SHORT TERM NOTES
                                           (Cost $49,992,500)                                             49,992,500
                                           -------------------------------------------------------------------------
    COMMON STOCKS--62.6%                                                                    SHARES
--------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--3.9%
      APPAREL & SHOES--0.9%
                                           Tommy Hilfiger Corp.*                              119,800      1,539,430
                                           -------------------------------------------------------------------------

      RECREATIONAL PRODUCTS--3.0%
                                           Harley-Davidson, Inc.                              156,400      5,935,380
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    HEALTH--8.2%
      BIOTECHNOLOGY--0.9%
                                           Immunex Corp.*                                      60,300        863,044
                                           QLT, Inc.*                                          44,900        908,768
                                           -------------------------------------------------------------------------
                                                                                                           1,771,812

      MEDICAL SUPPLY & SPECIALTY--2.1%
                                           DaVita Inc.*                                        68,400      1,161,432
                                           Medtronic, Inc.*                                    66,905      3,060,235
                                           Waters Corp.*                                       14,400        668,880
                                           -------------------------------------------------------------------------
                                                                                                           4,890,547

      PHARMACEUTICALS--5.2%
                                           ALZA Corp.*                                         66,600      2,697,300
                                           Andrx Group*                                       109,700      5,375,300
                                           Biovail Corp.*                                      63,500      2,294,255
                                           -------------------------------------------------------------------------
                                                                                                          10,366,855
--------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.5%
      TELEPHONE/COMMUNICATIONS
                                           Corning, Inc.                                       24,300        502,767
                                           JDS Uniphase Corp.*                                 77,520      1,429,275
                                           Time Warner Telecom, Inc. "A"*                      84,000      3,055,500
                                           -------------------------------------------------------------------------
                                                                                                           4,987,542
--------------------------------------------------------------------------------------------------------------------

    FINANCIAL--1.8%
      BANKS
                                           State Street Bank and Trust Corp.                   37,500      3,502,500
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    MEDIA--1.4%
      BROADCASTING & ENTERTAINMENT
                                           Univision Communication, Inc.*                      42,200      1,610,352
                                           Viacom, Inc. "B"*                                   25,606      1,125,896
                                           -------------------------------------------------------------------------
                                                                                                           2,736,248

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.0%
      EDP SERVICES--2.5%
                                           Fiserv, Inc.*                                       82,100   $  3,689,369
                                           Micromuse, Inc.*                                    34,800      1,315,092
                                           -------------------------------------------------------------------------
                                                                                                           5,004,461

      MISCELLANEOUS COMMERCIAL--1.5%
                                           Concord EFS, Inc.*                                  53,850      2,177,559
                                           Plexus Corp.*                                       31,000        794,375
                                           -------------------------------------------------------------------------
                                                                                                           2,971,934
--------------------------------------------------------------------------------------------------------------------

    DURABLES--1.2%
      TELECOMMUNICATIONS EQUIPMENT
                                           Scientific-Atlanta, Inc.                            22,000        914,980
                                           Sonus Networks, Inc.*                               61,300      1,223,127
                                           Spectrasite Holdings, Inc.*                         78,900        340,256
                                           -------------------------------------------------------------------------
                                                                                                           2,478,363
--------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.4%
      ELECTRICAL PRODUCTS
                                           Nanometrics, Inc.*                                  53,000        834,750
                                           -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--32.0%
      COMPUTER SOFTWARE--13.2%
                                           BEA Systems, Inc.*                                  39,200      1,151,500
                                           Brocade Communications Systems, Inc.*               49,100      1,025,699
                                           Check Point Software Technologies, Ltd.*            81,600      3,876,000
                                           Comverse Technology, Inc.*                          36,600      2,155,374
                                           Intuit, Inc.*                                       94,000      2,608,500
                                           McDATA Corp. "A"*                                    1,601         30,219
                                           Microsoft Corp.*                                    85,900      4,697,656
                                           PeopleSoft, Inc.*                                  204,100      4,783,594
                                           RSA Security, Inc.*                                 43,350      1,070,203
                                           SAP AG (Sponsored ADR)                              34,700      1,005,953
                                           Verity, Inc.*                                      181,700      4,122,319
                                           -------------------------------------------------------------------------
                                                                                                          26,527,017

      EDP PERIPHERALS--5.7%
                                           EMC Corp.*                                          43,500      1,278,900
                                           Mercury Interactive Corp. *                         76,600      3,207,625
                                           Network Appliance, Inc.*                            26,800        450,575
                                           Symbol Technologies, Inc.                          184,800      6,449,520
                                           -------------------------------------------------------------------------
                                                                                                          11,386,620

      ELECTRONIC COMPONENTS--3.3%
                                           Analog Devices, Inc.*                               59,100      2,141,784
                                           Applied Micro Circuits Corp.*                       80,400      1,326,600
                                           Cisco Systems, Inc.*                                48,100        760,581
                                           Sandisk Corp.*                                      50,200      1,022,825
                                           Vishay Intertechnology, Inc.*                       65,200      1,297,480
                                           -------------------------------------------------------------------------
                                                                                                           6,549,270

      PRECISION INSTRUMENTS--2.6%
                                           Cirrus Logic, Inc.*                                 35,300        527,294
                                           Credence Systems Corp. *                           123,700      2,535,850
                                           Molecular Devices Corp.*                            25,500      1,160,250
                                           Photon Dynamics, Inc.*                              43,500        918,938
                                           -------------------------------------------------------------------------
                                                                                                           5,142,332

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------

      SEMICONDUCTORS--7.2%
                                           Elantec Semiconductor, Inc.*                        35,100   $    932,344
                                           Linear Technology Corp.                             68,900      2,829,206
                                           Microchip Technology, Inc.*                         46,100      1,166,906
                                           Pericom Semiconductor Corp. *                      127,700      1,644,137
                                           QLogic Corp.*                                       39,800        895,500
                                           Sanmina Corp.*                                     110,000      2,151,875
                                           Silicon Storage Technology, Inc.*                  234,400      2,034,592
                                           Siliconix, Inc.*                                    11,700        353,925
                                           Vitesse Semiconductor Corp.*                        99,300      2,364,581
                                           -------------------------------------------------------------------------
                                                                                                          14,373,066
--------------------------------------------------------------------------------------------------------------------

    ENERGY--7.2%
      OIL & GAS PRODUCTION
                                           Anadarko Petroleum Corp.                            46,800      2,938,104
                                           EOG Resources, Inc.*                                80,300      3,310,769
                                           Nabors Industries, Inc.*                            53,100      2,752,704
                                           Precision Drilling Corp.*                           77,500      2,764,425
                                           Talisman Energy, Inc.*                              75,000      2,717,150
                                           -------------------------------------------------------------------------
                                                                                                          14,483,152
                                           -------------------------------------------------------------------------
                                           TOTAL COMMON STOCK
                                           (Cost $170,342,420)                                           125,481,279
                                           -------------------------------------------------------------------------
                                           TOTAL INVESTMENT--100%
                                           (Cost $245,456,920)(a)                                       $200,595,779
                                           -------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $245,459,176. At March 31, 2001, net unrealized depreciation for all securities based on tax cost was $44,863,397. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $10,413,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $55,276,613.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (including repurchase
agreements of $25,122,000) (cost $245,456,920)                  $200,595,779
----------------------------------------------------------------------------
Cash                                                                     445
----------------------------------------------------------------------------
Receivable for investments sold                                    1,384,104
----------------------------------------------------------------------------
Interest receivable                                                    7,299
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,773,889
----------------------------------------------------------------------------
Dividends receivable                                                   8,973
----------------------------------------------------------------------------
TOTAL ASSETS                                                     203,770,489
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     266,328
----------------------------------------------------------------------------
Accrued management fee                                               108,816
----------------------------------------------------------------------------
Accrued reorganization costs                                          78,218
----------------------------------------------------------------------------
Accrued Trustee fees and expenses                                     10,513
----------------------------------------------------------------------------
Other payables and accrued expenses                                  461,774
----------------------------------------------------------------------------
Total liabilities                                                    925,649
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $202,844,840
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $    166,535
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments        (44,861,141)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (5,291,711)
----------------------------------------------------------------------------
Paid-in-capital                                                  252,831,157
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $202,844,840
----------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($108,722,733 / 7,392,008 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                         $14.71
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of net asset
  value.)                                                             $15.61
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($72,171,831 /
  5,098,051 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $14.16
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,950,276 /
  1,553,740 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $14.13
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends                                                       $      60,720
-----------------------------------------------------------------------------
Interest                                                            2,446,719
-----------------------------------------------------------------------------
Total Income                                                        2,507,439
-----------------------------------------------------------------------------
Expenses:
Management fee                                                        720,735
-----------------------------------------------------------------------------
Services to shareholders                                              633,816
-----------------------------------------------------------------------------
Custodian fees                                                          8,619
-----------------------------------------------------------------------------
Distribution services fees                                            426,371
-----------------------------------------------------------------------------
Administrative services fees                                          292,580
-----------------------------------------------------------------------------
Auditing                                                                9,302
-----------------------------------------------------------------------------
Legal                                                                   1,322
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            13,521
-----------------------------------------------------------------------------
Reports to shareholders                                                55,396
-----------------------------------------------------------------------------
Registration fees                                                      61,474
-----------------------------------------------------------------------------
Reorganization                                                        101,487
-----------------------------------------------------------------------------
Other                                                                  24,933
-----------------------------------------------------------------------------
Total expenses, before expense reductions                           2,349,556
-----------------------------------------------------------------------------
Expense reductions                                                     (8,652)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                            2,340,904
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                          166,535
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from investments                          (5,203,670)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    (98,917,501)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (104,121,171)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(103,954,636)
-----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                MARCH 31, 2000        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2000
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $     166,535       $    (853,191)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (5,203,670)          3,887,693
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (98,917,501)         36,843,446
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (103,954,636)         39,877,948
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains
----------------------------------------------------------------------------------------------------
  Class A                                                          (1,106,546)                 --
----------------------------------------------------------------------------------------------------
  Class B                                                            (766,279)                 --
----------------------------------------------------------------------------------------------------
  Class C                                                            (224,390)                 --
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         132,100,349         271,172,284
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       2,020,306                  --
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (92,818,583)       (117,805,880)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       41,302,072         153,366,404
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (64,749,779)        193,244,352
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 267,594,619          74,350,267
----------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $166,535 at March 31, 2001)                $ 202,844,840       $ 267,594,619
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                     CLASS A
                                                  ------------------------------------------------------------------------------
                                                                                                                   DECEMBER 31,
                                                   SIX MONTHS ENDED            YEAR ENDED SEPTEMBER 30,               1996 TO
                                                    MARCH 31, 2001        -----------------------------------      SEPTEMBER 30,
                                                     (UNAUDITED)           2000           1999          1998           1997
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $22.88           15.42         10.98         12.60               9.50
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                  .06(c)         (.00)(c)      (.11)(c)      (.02)(c)           (.02)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     (8.06)           7.46          4.55         (1.05)              3.12
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (8.00)           7.46          4.44         (1.07)              3.10
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                (.17)             --            --          (.55)                --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $14.71           22.88         15.42         10.98              12.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)                                         (35.07)**        48.38         40.44(B)      (8.67)(B)          32.63**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                108,723         142,256        39,623        21,040              6,289
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.44*           1.40          1.59          1.46               1.49*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.44*           1.40          1.30          1.25               1.49*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .62*           (.01)         (.81)         (.42)             (0.35)*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    47*            101           125           190                364*
--------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                  ------------------------------------------------------------------------------
                                                                                                                   DECEMBER 31,
                                                   SIX MONTHS ENDED            YEAR ENDED SEPTEMBER 30,               1996 TO
                                                    MARCH 31, 2001        -----------------------------------      SEPTEMBER 30,
                                                     (UNAUDITED)           2000          1999          1998            1997
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $22.14           15.06         10.83          12.52               9.50
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                (.03)(c)        (.20)(c)      (.24)(c)       (.04)(c)           (.08)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                    (7.78)           7.28          4.47          (1.10)              3.10
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           (7.81)           7.08          4.23          (1.14)              3.02
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions               (.17)             --            --           (.55)                --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.16           22.14         15.06          10.83              12.52
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)                                        (35.39)**        47.01         39.06(B)       (9.30)(B)          31.79**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                72,172          97,851        27,688         13,575              4,132
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             2.35*           2.33          2.77           2.81               2.41*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              2.35*           2.32          2.17           2.12               2.41*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   (.29)*          (.95)        (1.68)         (1.29)             (1.27)*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   47*            101           125            190                364*
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                   ----------------------------------------------------------------------------
                                                                                                                  DECEMBER 31,
                                                    SIX MONTHS ENDED           YEAR ENDED SEPTEMBER 30,              1996 TO
                                                     MARCH 31, 2001        ---------------------------------      SEPTEMBER 30,
                                                      (UNAUDITED)           2000          1999         1998           1997
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $22.11           15.06         10.84        12.53               9.50
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                 (.05)(c)        (.22)(c)     (0.25)(c)     (.04)(c)           (.07)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     (7.76)           7.27          4.47        (1.10)              3.10
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (7.81)           7.05          4.22        (1.14)              3.03
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                (.17)             --            --         (.55)                --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $14.13           22.11         15.06        10.84              12.53
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (A)                                         (35.44) **       46.81         38.93(B)     (9.29)(B)          31.89**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                 21,950          27,487         7,039        2,717              1,188
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              2.54*           2.44          2.96         2.76               2.19*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               2.53*           2.43          2.30         2.10               2.19*
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    (.47)*         (1.05)        (1.81)       (1.27)             (1.05)*
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    47*            101           125          190                364*
-------------------------------------------------------------------------------------------------------------------------------

 * Annualized.

** Not annualized.

(a) Total return does not reflect the effect of sales charges.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Based on monthly average shares outstanding during the period.

(d) The Ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.41%, 2.29% and 2.49% for Class A, B and C, respectively, and after expense deductions were 1.41%, 2.29% and 2.49% for Class A, B and C, respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Aggressive Growth Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (no sales through March 31, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES     For the six months ended March 31, 2001, investment
     OF SECURITIES           transactions (excluding short-term instruments) are
                             as follows:

                             Purchases                               $84,315,252

                             Proceeds from sales                      38,832,932

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             For the six months ended March 31, 2001 the Fund incurred a management fee as follows:

                             Base fee                                                $  777,502
                             Performance adjustment                                     (56,767)
                                                                                     ----------
                             Total fees                                              $  720,735
                                                                                     ==========

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors Inc.

NOTES TO FINANCIAL STATEMENTS

                             ("SDI"), formerly Kemper Distributors Inc.
                             Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 were $21,504.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended March 31, 2001 were $523,286, of which $194,288 was unpaid at March 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by SDI for the six months ended March 31, 2001 were $292,580, of which $160,995 was unpaid at March 31, 2001. In addition $82 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $630,444 for the six months ended March 31, 2001, of which $12,067 was unpaid at March 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $3,863 to independent trustees. In addition, a one-time fee of $9,658 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 7. In as much as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,829 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund:

                                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                                    MARCH 31, 2001                 SEPTEMBER 30, 2000
                                                              --------------------------       --------------------------
                                                                SHARES         AMOUNT            SHARES         AMOUNT
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class A                4,959,208    $ 93,331,928        7,686,305    $170,725,802
                                       ----------------------------------------------------------------------------------
                                        Class B                1,471,217      27,017,751        3,416,930      73,730,231
                                       ----------------------------------------------------------------------------------
                                        Class C                  598,203      10,960,191        1,180,506      25,257,457
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ----------------------------------------------------------------------------------
                                        Class A                   61,529       1,076,134               --              --
                                       ----------------------------------------------------------------------------------
                                        Class B                   42,994         725,743               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C                   12,956         218,429               --              --
                                       ----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class A               (3,887,220)    (72,294,812)      (4,104,111)    (91,604,115)
                                       ----------------------------------------------------------------------------------
                                        Class B                 (792,254)    (14,215,425)        (769,617)    (16,299,188)
                                       ----------------------------------------------------------------------------------
                                        Class C                 (330,580)     (5,517,867)        (404,657)     (8,443,783)
                                       ----------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       ----------------------------------------------------------------------------------
                                        Class A                   41,801         790,479           64,418       1,458,794
                                       ----------------------------------------------------------------------------------
                                        Class B                  (43,316)       (790,479)         (66,375)     (1,458,794)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 41,302,072                     $153,366,404
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET         The Fund has entered into arrangements with its
     ARRANGEMENTS            custodian and transfer agent whereby credits
                             realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $450 and $3,373, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer
DONALD L. DUNAWAY                 SEWALL HODGES
Trustee                           Vice President
ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President
DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
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KAGGF - 3 (5/24/01) 12548